SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 3, 2000




                        ADVANCED TECHNICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                        0-01298             11-1581582
 (State  or other             (Commission File No.)     (IRS Employer
  jurisdiction  of                                     Identification No.)
  incorporation)



                        200 MANSELL COURT EAST, SUITE 505
                             ROSWELL GEORGIA, 30076
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (770) 993-0291

     Item 5. Other Events.

     On March 3, 2000, Advanced Technical Products, Inc. (the 'Corporation') issued a press release relating to the adoption by the Board of Directors (the 'Board') of a Stockholder Rights Plan. The March 3, 2000 press release of the Corporation is attached hereto as Exhibit 99.1.

     On March 3, 2000, the Board declared a dividend distribution of one preferred share purchase right (a 'Right') for each outstanding share of Common Stock, par value $.01 per share (the 'Common Stock'), of the Corporation. The dividend is payable to the stockholders of record on March 10, 2000 (the 'Record Date') with respect to shares of Common Stock issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to shares of Common Stock issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one tenth (1/10th) of a share of Series RP Preferred Stock of the Corporation, $1.00 par value per share (the 'Preferred Stock'), at a price of $38.00 per one tenth (1/10th) of a share of Preferred Stock (the 'Purchase Price'), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the 'Rights Agreement') between the Corporation and American Stock Transfer & Trust Company, as Rights Agent (the 'Rights Agent'), dated as of March 3, 2000.

     Initially, the Rights will be attached to certificates representing shares of Common Stock then outstanding, and no separate certificates representing the Rights ('Right Certificates') will be distributed. The Rights will separate from the Common Stock upon the earlier to occur of (i) a person or group of affiliated or associated persons having acquired, without the prior approval of the Board, beneficial ownership of 15% or more of the outstanding shares of Common Stock or (ii) 10 days, or such later date as the Board may determine, following the commencement of or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person (as hereinafter defined) except pursuant to a Permitted Offer (as hereinafter defined) (the 'Distribution Date'). A person or group whose acquisitions of shares of Common Stock cause a Distribution Date pursuant to clause (i) above is an 'Acquiring Person,' with certain exceptions as set forth in the Rights Agreement. The date that a person or group is first publicly announced to have become such by the Corporation or such Acquiring Person is the 'Shares Acquisition Date.'

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the associated shares of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without attaching thereto such notation or a copy of the Summary of Rights attached to the Rights Agreement as Exhibit C, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, Right Certificates will be mailed to the holders of record of shares of the Common Stock as of the Close of Business (as defined in the Rights Agreement) on the Distribution Date (and to each initial record holder of certain shares of Common Stock issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 3, 2010, unless earlier redeemed by the Corporation as described below.

     In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding shares of Common Stock at a price and on terms which a majority of certain members of the Board determines to be adequate and in the best interests of the Corporation, its stockholders and other relevant constituencies, other than such Acquiring Person, its affiliates and associates (a 'Permitted Offer')), each holder of a Right will thereafter have the right (the 'Flip-In Right') to receive upon exercise the number of shares of Common Stock (or, in certain circumstances, of one tenths (1/10ths) of a share of Preferred Stock or other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the then-applicable Purchase Price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. The Board has the option, at any time after any person becomes an Acquiring Person, to exchange all or part of the then-exercisable Rights (excluding those that have become void, as described in the immediately preceding sentence) for shares of Common Stock, at an exchange ratio determined by dividing the then-applicable Purchase Price by the then-current market price per share of Common Stock as determined in accordance with the Rights Agreement. However, this option generally terminates if any person becomes the beneficial owner of 50% or more of the Common Stock.

     In the event that, at any time following the Shares Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding shares of Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Corporation's assets or earning power is sold or transferred, in either case with or to (x) an Acquiring Person or any affiliate or associate thereof or (y) any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or (z) if, in such transaction, all holders of shares of Common Stock are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the 'Flip-Over Right') to receive, upon exercise, common shares of the acquiring company (or, in certain circumstances, its parent) having a value equal to two times the exercise price of the Right. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

     The Purchase Price payable, and the number of shares of Preferred Stock, shares of Common Stock or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of shares of the Preferred Stock of certain rights or warrants to subscribe for or purchase shares of Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred

Stock or (iii) upon the distribution to holders of shares of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of one tenths (1/10ths) of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.


     At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, the Corporation may redeem the Rights in whole, but not in part, at a price (payable in cash or, at the Corporation's election, in Common Stock) of $.001 per Right (the 'Redemption Price'), which redemption shall be effective upon the action of the Board. Additionally, following the Shares Acquisition Date, the Corporation may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Corporation in which all holders of shares of Common Stock are treated alike but not involving an Acquiring Person or its affiliates or associates.

     Other than those provisions relating to the rights, duties and obligations of the Rights Agent and certain principal economic terms of the Rights, all of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

     This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

     As of March 3, 2000, there were 5,380,178 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will receive one Right. As long as the Rights are attached to the shares of Common Stock, the Corporation will issue one Right with each new share of Common Stock so that all such shares will have attached rights.


     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Corporation without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired. However, the Rights should not interfere with any tender offer or merger approved by the Corporation (other than with an Acquiring Person) because the Rights do not become exercisable in the event of a Permitted Offer or other acquisition exempted by the Board.

     The Rights Agreement provides that neither The Veritas Capital Fund, L.P. nor any of its affiliates shall be an Acquiring Person solely by reason of being a party to the January 2000 Agreement and Plan of Merger, dated as of January 28, 2000, by and among the Corporation, ATP Acquisition Corp. and ATP Holding Corp. or by reason of the existence of such agreement.

     Attached hereto as Exhibit 4.1 and incorporated herein by reference are copies of the Rights Agreement and the exhibits thereto, as follows: Exhibit A -- Form of Certificate of Designation, Preferences and Rights of Series RP Preferred Stock of Advanced Technical Products, Inc.; Exhibit B -- Form of Right Certificate; and Exhibit C -- Summary of Rights to Purchase Preferred Stock. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

Item 7.  Exhibits.

4.1 Rights Agreement, dated as of March 3, 2000, between Advanced Technical Products, Inc. and American Stock Transfer & Trust Company, as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Designation, Preferences and Rights of Preferred Stock of Advanced Technical Products, Inc.; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Preferred Stock.

99.1 Press Release issued by the Corporation on March 3, 2000

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       ADVANCED TECHNICAL PRODUCTS, INC.
                                           By: /s/Garrett L. Dominy
                                               Garrett L. Dominy
                                               Executive Vice  President,
                                               Chief Financial Officer
Date: March __, 2000

                                  EXHIBIT INDEX



Exhibit                   Description

4.1 Rights Agreement, dated as of March 3, 2000, between Advanced Technical Products, Inc. and American Stock Transfer & Trust Company as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of
     Designation, Preferences and Rights of Series RP Preferred Stock of Advanced Technical Products, Inc.; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Preferred Stock.

99.1 Press Release issued by the Corporation on March 3, 2000.

                                   Exhibit 4.1

                        ADVANCED TECHNICAL PRODUCTS, INC.

                                       and

            AMERICAN STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT


                                RIGHTS AGREEMENT

                            DATED AS OF MARCH 3, 2000

                                RIGHTS AGREEMENT

     This RIGHTS AGREEMENT (this 'Agreement') is made as of this 3rd day of March, 2000 by and between Advanced Technical Products, Inc., a Delaware corporation (the 'Corporation'), and American Stock Transfer & Trust Company, a New York corporation (the 'Rights Agent'), with respect to the following facts and circumstances.

     A. The Board of Directors of the Corporation has authorized and declared a dividend of one preferred share purchase right (a 'Right') for each share of Common Stock (as hereinafter defined) of the Corporation outstanding at the Close of Business (as hereinafter defined) on March 10, 2000 (the 'Record Date'), each Right representing the right to purchase one tenth (1/10th) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth.

     B. The Board of Directors of the Corporation has further authorized and directed the issuance of one Right with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date in accordance with the provisions of Section 22 of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:


Certain  Definitions.

     For purposes of this Agreement, the following terms have the meanings indicated: 'Acquiring Person' means any Person, who or which, together with all

Affiliates and Associates of such Person, without the prior approval of the Corporation's Board of Directors, shall be the Beneficial Owner of 15% or more of the then outstanding shares of Common Stock (other than as a result of a Permitted Offer) or was such a Beneficial Owner at any time after the date hereof, whether or not such person continues to be the Beneficial Owner of 15% or more of the then outstanding shares of Common Stock. Notwithstanding the foregoing: (A) the term 'Acquiring Person' shall not include (i) the Corporation, (ii) any Subsidiary of the Corporation, (iii) any employee benefit plan of the Corporation or of any Subsidiary of the Corporation, (iv) any Person or entity organized, appointed or established by the Corporation or any Subsidiary of the Corporation for or pursuant to the terms of any such plan, or
(v) any Person who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 15% or more of the then outstanding shares of Common Stock as a result of the acquisition of shares of Common Stock directly from the Corporation; and (B) no Person shall be deemed to be an 'Acquiring Person' either (i) as a result of the acquisition of Common Stock by the Corporation which, by reducing the number of shares of Common Stock outstanding, increases the proportional number of shares beneficially owned by such Person together with all Affiliates and Associates of such Person; provided, however, that if (X) a Person would become an Acquiring Person (but for the operation of this subclause (B)(i)) as a result of the acquisition of shares of Common Stock by the Corporation, and (Y) after such share acquisition by the Corporation, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional shares of Common Stock, then such Person shall be deemed an Acquiring Person, or (ii) if (X) within eight (8) days after such Person would otherwise have become an Acquiring Person (but for the operation of this subclause (B)(ii)), such Person notifies the Board of Directors of the Corporation that such Person did so inadvertently and (Y) within two (2) Business Days (as defined in Section 1.8 hereof) after such notification, such Person is the Beneficial Owner of shares representing less than 15% of the Voting Power; further provided, that neither The Veritas Capital Fund, LP ('Veritas') nor any of its Affiliates shall be an Acquiring Person solely by reason of having executed and delivered and being a party to, that certain January 2000 Agreement and Plan of Merger, dated as of January 28, 2000, among the Corporation, ATP Acquisition Corp. and ATP Holding Corp. or by reason of the existence of such agreement (which Agreement and Plan of Merger has been approved by the Board of Directors of the Corporation as a permitted offer within the meaning of Section 1.20 hereof).

     'Act' means the Securities Act of 1933, as amended.

     'Adjusted Number of Shares' and 'Adjusted Purchase Price' have the respective meanings set forth in Section 11.1.3 hereof.

     'Adjustment Shares' has the meaning set forth in Section 11.1.2 hereof.

     'Affiliate' and 'Associate' shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     The term 'current per share market price' shall have the meaning set forth in Section 11.4.1 hereof when used with respect to a 'Security' (as defined in said Section 11.4.1) and shall have the meaning set forth in Section 11.4.2 when used with respect to the Preferred Stock.

     A Person is the 'Beneficial Owner' of and 'beneficially owns' any securities which:

such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

     are beneficially owned,directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding relating to the acquisition, holding, voting (except to the extent contemplated by the proviso to subclause (B) of Section 1.7.2), or disposing of any securities of the Corporation.

     Notwithstanding anything in this Section 1.7 to the contrary, the phrase 'then outstanding,' when used with reference to a Person's Beneficial Ownership of securities of the Corporation, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

     Notwithstanding anything in this Section 1.7 to the contrary, no Person shall be deemed to beneficially own any securities solely by reason of such Person being a party to a customary agreement pursuant to which such Person acts or agrees to act as an underwriter with respect to a bona fide public offering of securities.

     No decision reached, or action taken, by the Board of Directors of the Corporation or any committee thereof shall cause any Person (or any Affiliate or Associate of such Person) who is a member of the Board of Directors of the Corporation or such committee to be deemed, for the purposes of this Agreement, to be a Beneficial Owner of any securities beneficially owned by any other Person (or any Affiliate or Associate of such Person) who is a member of the Board of Directors of the Corporation or any committee thereof solely by reason of such membership of the Board of Directors or any committee thereof or participation in the decisions or actions thereof on the part of either or both of such Persons.

     'Business Day' means any day other than a Saturday, a Sunday, a day on which banking institutions in the State of New York or the city in which the office of the Rights Agent is located are obligated by law or executive order to close, or a United States federal holiday.

     'Capital Stock Equivalents' has the meaning set forth in Section 11.1.3 hereof.

     'Close of Business' on any given date means 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it means 5:00 P.M., Eastern time, on the next succeeding Business Day.

     'Common Stock' when used with reference to the Corporation means the Common Stock of the Corporation or, in the event of a subdivision, combination or consolidation with respect to such shares of Common Stock, the shares of Common Stock resulting from such subdivision, combination or consolidation. 'Common Stock' when used with reference to any Person other than the Corporation means the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

     'Corporation'   means  Advanced  Technical   Products,   Inc.,  a  Delaware
corporation,  and  also  means a  Principal  Party  to the  extent  provided  in
Section 13.1 hereof.

     'Distribution Date' has the meaning set forth in Section 3.1 hereof.

     'Equivalent Preferred Stock' has the meaning set forth in Section 11.2 hereof.

     'Exchange Act' means the Securities Exchange Act of 1934, as amended.

     'Exchange Ratio' has the meaning set forth in Section 26.1 hereof.

     'Final Expiration Date' has the meaning set forth in Section 7.1 hereof.

     'Interested Stockholder' means any Acquiring Person or any Affiliate or Associate of an Acquiring Person or any other Person in which any such Acquiring Person, Affiliate or Associate has an interest, or any other Person acting directly or indirectly on behalf of or in concert with any such Acquiring Person, Affiliate or Associate.

     'NASDAQ' has the meaning set forth in Section 11.4.1 hereof.

     'Permitted Offer' means a tender, exchange or business combination offer or proposal which is for all outstanding shares of Common Stock of the Corporation at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board of Directors who are not officers of the Corporation and who are not Acquiring Persons or Affiliates, Associates, nominees or representatives of an Acquiring Person, to be adequate (taking into account all factors that such directors deem pertinent including, without limitation, prices that could reasonably be achieved if the Corporation or its assets were sold on an orderly basis designed to realize maximum value) and otherwise in the best interests of the
Corporation, its stockholders (other than the Person or any Affiliate or Associate thereof on whose basis the offer is being made) and other relevant constituencies, taking into account all factors that such directors may deem pertinent.

     'Person' means any individual, firm, partnership, corporation, limited liability company, limited liability partnership, trust, association, joint venture or other entity, and includes any successor (by merger or otherwise) of such entity.

     'Preferred Stock' means shares of the Corporation's Series RP Preferred Stock, par value $1.00 per share, having the relative rights, preferences and limitations set forth in the Form of Certificate of Designation, Preferences and Rights of Series RP Preferred Stock attached to this Agreement as Exhibit A.

     'Principal Party' has the meaning set forth in Section 13.2 hereof.

     'Proration Factor' has the meaning set forth in Section 11.1.3 hereof.

     'Purchase Price' has the meaning set forth in Section 4.1 hereof.

     'Record Date' has the meaning set forth in Recital A hereof.

     'Redemption Date' has the meaning set forth in Section 7.1 hereof.

     'Redemption Price' has the meaning set forth in Section 23.1.1 hereof.

     'Right Certificate' has the meaning set forth in Section 3.1 hereof.

     'Rights' has the meaning set forth in Recital A hereof.

     'Rights Agent' means American Stock Transfer & Trust Company, a New York corporation, as Rights Agent hereunder, and, from the time of its succession, any successor Rights Agent under Section 19 or Section 21 hereof.

     'Section 11.1.2 Event' has the meaning set forth in Section 11.1.2 hereof.

     'Section 13 Event'  means any event  described in clause (x), (y) or (z) of
Section 13.1 hereof.

     'Shares Acquisition Date' means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to the Exchange Act) by the Corporation or an Acquiring Person that an Acquiring Person has become such or that facts exist as a result of which there exists an Acquiring Person; provided, that, if such Person is determined by the Board of Directors of the Corporation not to have become an Acquiring Person pursuant to subclause (B)(ii) of Section 1.1 hereof, then no Shares Acquisition Date shall be deemed to have occurred.

     'Subsidiary' of any Person means any corporation or other Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

     'Summary of Rights' has the meaning set forth in Section 3.2 hereof.

     'Trading Day' has the meaning set forth in Section 11.4.1 hereof.

     'Triggering Event' means any Section 11.1.2 Event or any Section 13 Event.

     The term 'voting securities' has the meaning set forth in Section 13.1 hereof.

Appointment  of  Rights  Agent.

     The Corporation hereby appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten
(10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

Issuance of Right Certificates.

     Until the earlier of (i) the Shares Acquisition Date or (ii) the Close of Business on the tenth (10th) day (or such later date as may be determined by action of the Corporation's Board of Directors) after the date of the commencement by any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of any Subsidiary of the Corporation or any Person or entity organized, appointed or established by the Corporation or any Subsidiary of the Corporation for or pursuant to the terms of any such plan) of, or after the date of the first public announcement of the intention of any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of any Subsidiary of the Corporation or any Person or entity organized, appointed or established by the Corporation or any Subsidiary of the Corporation for or pursuant to the terms of any such plan) to commence (which intention to commence remains in effect for five (5) Business Days after such announcement), a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (including, in the case of both (i) and (ii), any such date which is after the date of this Agreement and prior to the issuance of the Rights) (the 'Distribution Date'), (x) the Rights will be evidenced (subject to the provisions of Section 3.2 hereof) by the certificates for shares of Common Stock registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Corporation); provided, however, that if a tender or exchange offer or approved business combination proposal is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. As soon as practicable after the Distribution Date, the Corporation will prepare and execute, the Rights Agent will countersign, and the Corporation will send or cause to be sent by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Corporation, a Right Certificate, substantially in the form of Exhibit B hereto (a 'Right Certificate'), evidencing one Right for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

As promptly as practicable, the Corporation will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form of Exhibit C hereto (the 'Summary of Rights'), by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Corporation. With respect to certificates for shares of Common Stock outstanding as of the Record Date, until the Distribution Date the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration
Date), the surrender for transfer of any certificate for shares of Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with such shares of Common Stock.

     Certificates for shares of Common Stock that become outstanding (including, without limitation, reacquired shares of Common Stock referred to in the last sentence of this Section 3.3) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date, shall be deemed also to be certificates for Rights, and shall bear the following legend:

                    This  certificate  also  evidences  and  entitles the holder hereof to certain rights as set forth in a Rights Agreement between Advanced Technical Products, Inc. and American Stock
               Transfer & Trust Company, a New York corporation, as Rights Agent, dated as of March 3, 2000 (the 'Rights Agreement'), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Advanced Technical Products, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Advanced Technical Products, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     With respect to such certificates containing the foregoing legend, until the Distribution Date the Rights associated with the shares of Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the shares of Common Stock represented thereby. In the event that the Corporation purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Corporation shall not be entitled to exercise any Rights associated with the Common Stock that are no longer outstanding.

Form of Right Certificate.

     The Right Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate (which may not affect the duties and responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one tenth (1/10th) of a share of Preferred Stock as shall be set forth therein at the price per one tenth (1/10th) of a share of Preferred Stock set forth therein in accordance with Section 7.2 hereof (the 'Purchase Price'), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

     Any Right Certificate issued pursuant to Section 3.1 or Section 22 hereof that represents Rights that are null and void pursuant to Section 7.6 of this Agreement and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible and upon notice by the Corporation to the Rights Agent that this Section 4.2 has become applicable) the following legend:

     The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby are null and void.

     The provisions of Section 7.6 of this Agreement shall be operative whether or not the foregoing legend is contained on any such Right Certificate.

Countersignature  and Registration.

     The Right Certificates shall be executed on behalf of the Corporation by its President or any Vice President and the Secretary or an Assistant Secretary, either manually or by facsimile signature, shall have affixed thereto the
Corporation's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Corporation, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Corporation who shall have signed any of the Right Certificates shall cease to be such officer of the Corporation before countersignature by the Rights Agent and issuance and delivery by the Corporation, such Right Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Corporation with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Corporation; and any Right Certificate may be signed on behalf of the Corporation by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Corporation to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

     Following the Distribution Date, and receipt by the Rights Agent of a list of record holders of Rights, the Rights Agent will keep or cause to be kept, at its office designated pursuant to Section 25 hereof as the appropriate place for surrender or transfer of the Right Certificates, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on the face of each of the Right Certificates and the certificate number and the date of each of the Right Certificates.

     Transfer,  Split-Up,   Combination  and  Exchange  of  Right  Certificates;
Mutilated, Destroyed, Lost or Stolen Right Certificates.

     Subject to the provisions of Section 4.2, Section 7.6 and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one tenth (1/10th) of a share of Preferred Stock (or, following a Triggering Event, other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Corporation shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right
Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Corporation or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4.2, Section 7.6 and Section 14 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Corporation may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent may in its sole discretion require the Corporation or the Person entitled to such Right Certificate to provide evidence that such tax or charge has been paid prior to countersigning and delivering any Right Certificate pursuant to this Section 6.1.

     Upon receipt by the Corporation and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Corporation's request, reimbursement to the Corporation and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Corporation will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

     Exercise of Rights; Purchase Price; Expiration Date of Rights.

     Subject to Section 7.6 hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly and properly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one tenth (1/10th) of a share of Preferred Stock (or other securities, as the case may be) as to which such surrendered Rights are exercised, at or prior to the earlier to occur of (i) the Close of Business on March 9, 2010 (the 'Final Expiration Date'), or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the 'Redemption Date').

     The Purchase Price for each one tenth (1/10th) of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $38.00, shall be subject to adjustment from time to time as provided in the next sentence and in Sections 11 and 13.1 hereof and shall be payable in accordance with paragraph
7.3 below. Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Corporation shall (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, each share of Common Stock outstanding following such subdivision, combination or consolidation shall continue to have a Right associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly and properly executed, accompanied by payment of the Purchase Price for the Preferred Stock (or other securities, as the case may be) to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof by certified check, cashier's check or money order payable to the order of the Corporation, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates for the number of shares of Preferred Stock to be purchased, and the Corporation hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Corporation, in its sole discretion, shall have elected to deposit the Preferred Stock issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of one tenth (1/10th) of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Corporation will direct the depositary agent to comply with such requests, (ii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuance of fractional shares in accordance with
Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Corporation is obligated to issue other securities (including shares of Common Stock) of the Corporation pursuant to
Section 11.1 hereof, the Corporation will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

     In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11.1.2, the Rights Agent shall return such Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by such Right Certificate no longer include the rights provided by Section 11.1.2 of the Rights Agreement and if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby that continue to include the rights provided by Section 11.1.2.

     In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 6 and Section 14 hereof, or the Rights Agent shall place an appropriate notation on the Right Certificate with respect to those Rights exercised.

     Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11.1.2 Event, any Rights beneficially owned by
(i) an Acquiring  Person or an  Affiliate  or Associate of an Acquiring  Person,
(ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or
(iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or from any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the Corporation has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7.6, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Corporation shall notify the Rights Agent when this Section 7.6 applies and shall use all reasonable efforts to insure that the provisions of this Section 7.6 and Section 4.2 hereof are complied with, but neither the Corporation nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Corporation's failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

     Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Corporation shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Corporation or the Rights Agent shall reasonably request.

Cancellation  and  Destruction  of Right  Certificates.

     All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Corporation or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Rights Agreement. The Corporation shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Corporation otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Corporation, or shall, at the written request of the Corporation, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Corporation.

Reservation and  Availability of Preferred  Stock.

     The Corporation covenants and agrees that, at all times prior to the occurrence of a Section 11.1.2 Event, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock, or any authorized and issued Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights and, after the occurrence of a Section 11.1.2 Event, shall, to the extent reasonably practicable, so reserve and keep available a sufficient number of shares of Common Stock (and/or other securities) that may be required to permit the exercise in full of the Rights pursuant to this Agreement.

     So long as the shares of Preferred Stock (and, after the occurrence of a Section 11.1.2 Event, shares of Common Stock or any other securities) issuable upon the exercise of the Rights may be listed on any stock exchange, the Corporation shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares or other securities reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

     The Corporation covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares or securities.

     The Corporation covenants and agrees that it will pay when due and payable any and all taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Corporation shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or to deliver any certificates or depositary receipts for shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) upon the exercise of any Rights, until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Corporation's reasonable satisfaction that no such tax or charge is due.

     The Corporation shall use its best efforts to (i) file, as soon as practicable following the Shares Acquisition Date, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act and the rules and regulations thereunder) until the date of the expiration of the period for exercise of the Rights provided by Section 11.1.2. The Corporation will also take such action as may be appropriate under the blue sky laws of the various states.

Preferred  Stock Record Date.

     Each Person in whose name any certificate for shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes and charges) was made; provided, however, that, if the date of such surrender and payment is a date upon which the shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) transfer books of the Corporation are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) transfer books of the Corporation are open.

     Adjustment  of  Purchase  Price,  Number  and Kind of  Shares  or Number of
Rights.

     The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

Adjustment Events.

     In the event the Corporation shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing or surviving corporation), except as otherwise provided in this Section 11.1 and Section 7.6 hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Corporation were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value, if any, of the shares of capital stock of the Corporation issuable upon exercise of one Right. If an event occurs that would require an adjustment under both
Section 11.1.1 and Section 11.1.2,  the adjustment  provided for in this Section
11.1.1 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11.1.2.

     In the event (a 'Section 11.1.2 Event') that any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then proper provision shall be made so that each holder of a Right (except as provided below and in Section 7.6 hereof) shall, for a period of sixty (60) days (or such longer period as the Corporation's Board of Directors may determine at any time prior to or during such period of sixty (60) days) after the later of the occurrence of any such event or the effective date of an appropriate registration statement under the Act pursuant to Section 9.5 hereof, have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price, in accordance with the terms of this Agreement, such number of shares of Common Stock (or, in the discretion of the Corporation's Board of Directors, one tenth (1/10th) of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one tenth (1/10th) of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11.1.2 Event, and (y) dividing that product by 50% of the then current per share market price of the Common Stock (determined pursuant to Section 11.4 hereof) on the date of such first occurrence (such number of shares being referred to as the 'Adjustment Shares'); provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11.1.2.

     In the event that there shall not be sufficient treasury or authorized but unissued (and unreserved) Common Stock to permit the exercise in full of the Rights in accordance with Section 11.1.2 and the Rights become so exercisable (and the Board of Directors of the Corporation has not determined to make the Rights exercisable solely into fractions of a share of Preferred Stock), notwithstanding any other provision of this Agreement, to the extent necessary and permitted by applicable law, each Right except as provided below and in
Section 7.6 hereof shall thereafter represent the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, (x) a number of (or fractions of) shares of Common Stock calculated by dividing the maximum number of shares of Common Stock that may permissibly be issued by the number of outstanding Rights and (y) a number of one tenth (1/10th) of shares of Preferred Stock or a number of, or fractions of, other equity securities of the Corporation (or, in the discretion of the Board of Directors of the Corporation, debt) that the Board of Directors of the Corporation has determined to have an aggregate current market value (determined pursuant to Section 11.1.1 and Section 11.1.2 hereof, to the extent applicable) equal to the difference between (1) the aggregate current market value of the Adjustment Shares (assuming such shares of Common Stock could be issued pursuant to Section 11.1.2 hereof) and (2) the aggregate current market value of the shares of Common Stock issued in respect of such Right pursuant to the preceding clause (x) (such number of, or fractions of, shares of Preferred Stock, debt or other equity securities or debt of the Corporation being referred to as a 'Capital Stock Equivalent'); provided, however, if sufficient shares of Common Stock and/or Capital Stock Equivalents are unavailable, then the Corporation shall, to the extent permitted by applicable law, take all such action as may be necessary to authorize additional shares of Common Stock or Capital Stock Equivalents for issuance upon exercise of the Rights, including the calling of a meeting of stockholders; and provided, further, that if the Corporation is unable to cause sufficient shares of Common Stock and/or Capital Stock Equivalents to be available for issuance upon exercise in full of the Rights, then each Right shall thereafter represent the right to receive the Adjusted Number of Shares upon exercise at the Adjusted Purchase Price (as such terms are hereinafter defined). As used herein, the term 'Adjusted Number of Shares' shall be equal to that number of (or fractions of) shares of Common Stock (and/or Capital Stock Equivalents) equal to the product of (x) the number of Adjustment Shares and (y) a fraction, the numerator of which is the number of shares of Common Stock (and/or Capital Stock Equivalents) available for issuance upon exercise of the Rights and the denominator of which is the aggregate number of Adjustment Shares otherwise issuable upon exercise in full of all Rights (assuming there were a sufficient number of shares of Common Stock available) (such fraction being referred to as the 'Proration Factor'). The 'Adjusted Purchase Price' shall mean the product of the Purchase Price and the Proration Factor. The Board of Directors of the Corporation may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock and Capital Stock Equivalents upon exercise of the Rights among holders of Rights.

     In case the Corporation shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 60 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock ('Equivalent Preferred Stock')) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the then current per share market price of the Preferred Stock (as determined pursuant to Section 11.4 hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock that the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value, if any, of the shares of capital stock of the Corporation issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors of the Corporation, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock owned by or held for the account of the Corporation shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

     In case the Corporation shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11.2 hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price (as determined pursuant to Section 11.4 hereof) of the Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Corporation, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value, if any, of the shares of capital stock of the Corporation to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

                  Computation of 'Current Per Share Market Price.'

     For the purpose of any computation hereunder, the 'current per share market price' of any security (a 'Security' for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately prior to and not including such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after (but not including) the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ('NASDAQ') or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Corporation. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board of Directors of the Corporation shall be used. The term 'Trading Day' shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

     For the purpose of any computation hereunder, the 'current per share market price' of the Preferred Stock shall be determined in accordance with the method set forth in Section 11.4.1. If the shares of Preferred Stock are not publicly traded, the 'current per share market price' of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11.4.1 (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by ten (10). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, 'current per share market price' shall mean, with respect to the Preferred Stock, the fair value per share as determined in good faith by the Board of Directors of the Corporation, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.

     Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one tenth (1/10th) of a share of Preferred Stock or of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates such adjustment or (ii) the Final Expiration Date.

     If as a result of an adjustment  made pursuant to Section 11.1.2 or Section
13.1 hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Corporation other than Preferred Stock, thereafter the number of other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11.1 through 11.3, inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

     All Rights originally issued by the Corporation subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one tenth (1/10th) of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     The Corporation may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one tenth (1/10th) of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one tenth (1/10th) of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and shall deliver a copy of such public announcement to the Rights Agent. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.8, the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.


Irrespective of any adjustment or change in the Purchase Price or the number of one tenth (1/10th) of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one tenth (1/10th) of a share of Preferred Stock that were expressed in the initial Right Certificates issued hereunder.

     Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one tenth
(1/10th) of a share of Preferred Stock, share of Common Stock or other securities issuable upon exercise of the Rights, the Corporation shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue such number of fully paid and non-assessable one tenth (1/10th) of a share of Preferred Stock, share of Common Stock or other securities at such adjusted Purchase Price.

     In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the Preferred Stock, shares of Common Stock or other securities of the Corporation, if any, issuable upon such exercise over and above the Preferred Stock, shares of Common Stock or other securities of the Corporation, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment and shall deliver to the Rights Agent a notice describing the terms of such due bill or other appropriate instrument.

     Anything in this Section 11 to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Corporation in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of Preferred Stock or securities that by their terms are convertible into or exchangeable for Preferred Stock,
(iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Corporation to holders of its Preferred Stock shall not be taxable to such holders.

     The Corporation covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Corporation in a transaction that does not violate Section
11.14 hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Corporation in a transaction that does not violate Section 11.14 hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Corporation and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11.14 hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer, there are any charter or bylaw provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect or other actions taken that would materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the shareholders of the Person who constitutes, or would constitute, the 'Principal Party' for purposes of Section
13.1 hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Corporation shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Corporation and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 11.13.


     The Corporation covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 25.2 hereof, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

     The exercise of Rights under Section 11.1.2 shall only result in the loss of rights under Section 11.1.2 to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Agreement, including the rights represented by Section 13.

Certificate of Adjusted Purchase Price or Number of Shares.

     Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Corporation shall promptly (a) prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) if such adjustment is made after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25.1 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to, and shall not be deemed to have knowledge of, such adjustment unless and until it shall have received such certificate.


Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

     In the event that, on or following the Shares Acquisition Date, directly or indirectly, (x) the Corporation shall consolidate with, or merge with and into, any Interested Stockholder or, if in such merger or consolidation all holders of shares of Common Stock are not treated alike, any other Person, (y) the Corporation shall consolidate with, or merge with, any Interested Stockholder or, if in such merger or consolidation all holders of shares of Common Stock are not treated alike, any other Person, and the Corporation shall be the continuing or surviving corporation of such consolidation or merger (other than, in a case of any transaction described in (x) or (y), a merger or consolidation that would result in all of the securities generally entitled to vote in the election of directors of the Corporation ('voting securities') outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting securities of the Corporation or such voting surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Corporation shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) to any Interested Stockholder or Stockholders or, if in such transaction all holders of Common Stock are not treated alike, any other Person (other than the Corporation or any Subsidiary of the Corporation in one or more transactions each of which does not violate Section 11.14 hereof), then, and in each such case (except as provided in Section 13.4 hereof), proper provision shall be made so that (i) each holder of a Right, except as provided in Section 7.6 hereof, shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price, in accordance with the terms of this Agreement and in lieu of Preferred Stock, such number of freely tradable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one tenth (1/10th) of a share of Preferred Stock for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11.1.2) and dividing that product by (B) 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4 hereof) on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Corporation pursuant to this Agreement; (iii) the term 'Corporation' shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of Common Stock thereafter deliverable upon the exercise of the Rights.

'Principal Party' shall mean:

     in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13.1, the Person that is the issuer of any securities into which shares of Common Stock of the Corporation are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation (including, if applicable, the Corporation if it is the surviving corporation); and

     in the case of any transaction described in clause (z) of the first sentence of Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;


     provided, however, that in any of the foregoing cases, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, 'Principal Party' shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of two or more of which are and have been so registered, 'Principal Party' shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a 'Subsidiary' of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

     The Corporation shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of its authorized shares of Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this
Section 13 and unless prior thereto the Corporation and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Sections 13.1 and 13.2 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer mentioned in Section 13.1, the Principal Party at its own expense shall:


     prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and
(B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date;

     use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate; and

     deliver to holders of the Rights  historical  financial  statements for the
Principal  Party  that  comply  in  all  respects  with  the   requirements  for
registration on Form 10 under the Exchange Act.


     The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The rights under this
Section 13 shall be in addition to the rights to exercise Rights and adjustments under Section 11.1.2 and shall survive any exercise thereof.

     Notwithstanding anything in this Agreement to the contrary, the foregoing provisions of this Section 13 shall not be applicable to a transaction described in clauses (x) and (y) of Section 13.1 if: (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Permitted Offer (or a wholly owned Subsidiary of any such Person or Persons);
(ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such Permitted Offer; and (iii) the form of consideration offered in such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this Section 13.4, all Rights hereunder shall expire.

     Fractional Rights and Fractional Shares.


     The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Corporation. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Corporation shall be used.

     The Corporation shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are one tenth (1/10th) or integral multiples of one tenth (1/10th) of a share of Preferred Stock, or such other fraction determined pursuant to adjustment provisions of Section 11 hereof) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are one tenth (1/10th), or integral multiples of one tenth (1/10th) of a share of Preferred Stock or such other fraction determined pursuant to adjustment provisions of Section 11 hereof). Fractions of shares of Preferred Stock in integral multiples of one tenth (1/10th) of a share of Preferred Stock may, at the election of the Corporation, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Corporation and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not one tenth (1/10th) or integral multiples of one tenth (1/10th) of a share of Preferred Stock, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14.2, the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11.4.2 hereof) for the Trading Day immediately prior to the date of such exercise.


     Following the occurrence of one of the  transactions or events specified in
Section 11 giving rise to the right to receive shares of Common Stock, Capital Stock Equivalents (other than Preferred Stock) or other securities upon the exercise of a Right, the Corporation shall not be required to issue fractions of shares or units of such shares of Common Stock, Capital Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates that evidence fractions of such shares of Common Stock, Capital Stock Equivalents or other securities. In lieu of fractional shares or units of such shares of Common Stock, Capital Stock Equivalents or other securities, the Corporation may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share or unit of such shares of Common Stock, Capital Stock Equivalents or other securities. For purposes of this Section 14.3, the current market value shall be determined in the manner set forth in Section 11.4 hereof for the Trading Day immediately prior to the date of such exercise and, if such Capital Stock Equivalent is not traded, each such Capital Stock Equivalent shall have the value of one tenth (1/10th) of a share of Preferred Stock.

The holder of a Right by the acceptance of the Right expressly waives such holder's right to receive any fractional Rights or any fractional share upon exercise of a Right (except as provided above). The Rights Agent shall not be deemed to have knowledge of, and shall have no duty in respect of, the issuance of fractional Rights or fractional shares unless and until it shall have received instructions from the Corporation concerning the issuance of such fractional Rights or fractional shares.

Rights of  Action.

     All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under this Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of shares of the Common Stock), may, in such registered holder's own behalf and for such registered holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such registered holder's right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement. Nothing in this
Section 15 is intended to modify or limit the authority of the Board of Directors under Section 25.3.

     Agreement of Right Holders.

     Every holder of a Right, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of a Right that:

     prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the associated shares of Common Stock;

     after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate form fully executed;

     subject to Section 6 and Section 7.7 hereof, the Corporation and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent, subject to the last sentence of Section 7.6 hereof, shall be required to be affected by any notice to the contrary; and

     Notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or a beneficial interest in a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Corporation must use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as practicable.

Right Certificate  Holder Not Deemed a Stockholder.

     No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares of the Preferred Stock or any other securities of the Corporation that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or other distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

     Concerning the Rights Agent.

     The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration, preparation, delivery, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including without limitation the costs and expenses of defending against any claim of liability in respect of any such action. The costs and expenses of enforcing this right of indemnification shall also be paid by the Corporation. The indemnity provided for herein shall survive the expiration of the Rights and the termination of this Agreement.

     The Rights Agent may conclusively rely upon and shall be authorized and protected and shall incur no liability for, or in respect of, any action taken, suffered or omitted by it in connection with the acceptance and administration of this Agreement in reliance upon any Right Certificate or certificate for shares of Common Stock or for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of, and shall have no duty in respect of, any fact contained in such Right Certificate or certificate for shares of Common Stock or for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document unless and until it shall have received the same.

     Anything in this Agreement to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect, punitive incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.

     Merger or Consolidation or Change of Name of Rights Agent.

     Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or all or substantially all of the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     Duties of Rights Agent.

     The Rights Agent undertakes those duties and obligations, and only the duties and obligations, expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, and no implied duties or obligations shall be read into this Agreement against the Rights Agent, by all of which the Corporation and the holders of Right Certificates, by their acceptance thereof, shall be bound.

     Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

     Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of the current market price of any security) be proved or established by the Corporation prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Corporation and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).


     The Rights Agent shall not be liable for, or by reason of, any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature on such Right Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Corporation only.


     The Rights Agent shall not be under any liability or responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7.6 hereof) or any adjustment required under the provisions of Section 11, Section 13 or Section 26 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate described in Section 12 hereof); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or shares of Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Stock or shares of Common Stock will, when issued, be validly authorized and issued, fully paid and non-assessable.

     The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Corporation, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection of the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith or lack of action in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall incur no liability for or in respect of its reliance upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Corporation may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Corporation actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instruction in response to such application specifying the action to be taken, suffered or omitted.

     The Rights Agent and any shareholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other Person or legal entity.

     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, negligence or misconduct of any such attorneys or agents or for any loss to the Corporation or any other Person resulting from any such act, default, negligence or misconduct, absent gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction, in the selection and continued employment thereof.

     No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been completed, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Corporation.

     The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designee of a Person as an Acquiring Person, Affiliate or Associate), under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Corporation of such fact, event or determination.

Change of Rights Agent.


The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Corporation and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, at the expense of the Corporation, to the holders of the Right Certificates by first-class mail. The Corporation may remove the Rights Agent or any successor Rights Agent upon sixty (60) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and to holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation shall fail to make such appointment within a period of sixty (60) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the

Corporation), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of any of the States of New York, New Jersey or California (or of any other state of the United States so long as such Person is authorized to do business in any of the States of New York, New Jersey or California), in good standing, having an office in any of such States, which is subject to supervision or examination by federal or state authority and which (or the parent corporation of which) has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (ii) an affiliate of such a Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement. Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Issuance of New Right Certificates.

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.



     In connection with the issuance or sale of Common Stock following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Corporation (a) shall with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Corporation, and (b) may in any other case, if deemed necessary or appropriate by the Board of Directors of the Corporation, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Corporation shall not be obligated to issue any such Right Certificates if, and to the extent that, the Corporation shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Corporation or the Person to whom such Right Certificate would be issued, and (ii) no Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Redemption  and  Termination.

Redemption

     The Board of Directors of the Corporation may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the 'Redemption Price'), at any time prior to the earlier of the occurrence of a Section 11.1.2 Event or the Final Expiration Date. The Corporation may, at its option, pay the Redemption Price either in shares of Common Stock (based on the current per share market price of the Common Stock at the time of redemption) or cash; provided that if the Corporation elects to pay the Redemption Price in shares of Common Stock, the Corporation shall not be required to issue any fractional shares of Common Stock and the number of shares of Common Stock issuable to each holder of Rights shall be rounded down to the next whole share.

     In addition, the Board of Directors of the Corporation may, at its option, at any time following the occurrence of a Section 11.1.2 Event and the expiration of any period during which the holder of Rights may exercise the Rights under Section 11.1.2 but prior to any Section 13 Event redeem all but not less than all of the then outstanding Rights at the Redemption Price (x) in connection with any merger, consolidation or sale or other transfer (in one transaction or in a series of related transactions) of assets or earning power aggregating 50% or more of the earning power of the Corporation and its Subsidiaries (taken as a whole) in which all holders of shares of Common Stock are treated alike and not involving (other than as a holder of shares of Common Stock being treated like all other such holders) an Interested Stockholder or
(y) (i) if and for so long as the Acquiring Person is not thereafter the Beneficial Owner of securities representing 15% or more of the Voting Power, and
(ii) at the time of redemption no other Persons are Acquiring Persons.

     In the case of a redemption permitted under Section 23.1.1, immediately upon the date for redemption set forth in (or determined in the manner specified in) a resolution of the Board of Directors of the Corporation ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. In the case of a redemption permitted only under Section 23.1.2, the right to exercise the Rights will terminate and represent only the right to receive the Redemption Price upon the later of ten (10) Business Days following the giving of such notice or the expiration of any period during which the Rights may be exercised under Section 11.1.2. The Corporation shall promptly give public notice of any such redemption; with prompt notice thereof to the Rights Agent provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such date for redemption set forth in a resolution of the Board of Directors of the Corporation ordering the redemption of the Rights, the Corporation shall mail a notice of redemption to the Rights Agent and all the holders of the then outstanding Rights at (in the case of notice to holders) their addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Corporation nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 and other than in connection with the purchase of shares of Common Stock prior to the Distribution Date.

     The Corporation may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights in accordance with this Agreement and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent of the Common Stock, and upon such action, all outstanding Rights and Right Certificates shall be null and void without any further action by the Corporation.

Notice  of  Certain  Events.

     In case the Corporation shall propose after the Distribution Date (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Corporation in a transaction which does not violate Section 11.14 hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer) in one or more transactions, of 50% or more of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Corporation and/or any of its Subsidiaries in one or more transactions each of which does not violate
Section 11.14 hereof), or (v) to effect the liquidation, dissolution or winding up of the Corporation, then, in each such case, the Corporation shall give the Rights Agent and to each holder of a Right Certificate, in accordance with
Section 25 hereof, a notice of such proposed action which shall specify the record date for the purposes of such stock dividend or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock, whichever shall be the earlier.

     In case of a Section 11.1.2 Event, then (i) the Corporation shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 25.1.3 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11.1.2 hereof, and (ii) all references in the preceding Section 24.1 to Preferred Stock shall be deemed thereafter to refer also to shares of Common Stock and/or, if appropriate, other securities of the Corporation.

Miscellaneous.

Notices.

     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Corporation shall be sufficiently given or made if sent by registered or certified mail and shall be deemed given upon receipt, addressed (until another address is filed in writing with the Rights Agent) as follows:

     Advanced Technical Products, Inc.
     200 Mansell  Court,  East Suite 505
     Roswell,  Georgia  30076
     Attention:  Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Corporation or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by registered or certified mail and shall be deemed given upon receipt, postage prepaid, addressed (until another address is filed in writing with the Corporation) as follows:

     American  Stock  Transfer & Trust Company
     40 Wall Street
     New York, New York 10005
     Attention: Client Administration

Notices or demands authorized by this Agreement to be given or made by the Corporation or the Rights Agent to the holder of any Right Certificate or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Corporation.

Supplements and Amendments.

     The Corporation may from time to time supplement or amend any provision of this Agreement without the approval of any holders of Rights in order to cure any ambiguity, to correct, supplement or amend any provision herein, or to make any other provision with respect to the Rights which the Corporation may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Corporation and the Rights Agent; provided, however, that from and after any Shares Acquisition Date this Agreement shall not be amended in any manner which will adversely affect the interests of the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Corporation which states that the proposed supplement or amendment is in compliance with the terms of this Section 25.2, and, if requested by the Rights Agent, an opinion of counsel, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. This Agreement shall not be amended, without the prior written consent of the Rights Agent, in any manner that changes or increases the duties, liabilities or obligations of the Rights Agent.

Determination and Actions by the Board of Directors, etc. The Board of Directors of the Corporation shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Corporation, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend the Agreement and whether any proposed amendment adversely affects the interests of the holders of Right Certificates). For all purposes of this Agreement, any calculation of the number of shares of Common Stock or other securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Corporation, the Rights Agent, the holders of the Right Certificates and all other Persons, and (y) not subject the Board to any liability to the holders of the Right Certificates. The Rights Agent shall be fully protected and shall incur no liability for or in respect of its reliance on the good faith of the Corporation's Board of Directors with respect to actions done or made in connection with such calculation. Nothing in
Section 15 hereof is intended to modify or limit this Section 25.3.

Successors.
All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Benefits of this Agreement.

     Nothing in this Agreement shall be construed to give to any Person or corporation other than the Corporation, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Severability.
     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Governing  Law.
     This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Counterparts.
     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Descriptive Headings.

Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Exchange.

     Notwithstanding any other provision hereof, the Board of Directors of the Corporation may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7.6 hereof) for shares of Common Stock of the Corporation at an exchange ratio determined by dividing the then-applicable exercise price of the Rights determined under Section 7.2 by the 'current per share market price' as defined in Section 11.4.1 (such exchange ratio being hereinafter referred to as the 'Exchange Ratio'). Notwithstanding the foregoing, the Corporation's Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or any such Subsidiary, or any Person organized, appointed or established by the Corporation for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such a plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of shares representing 50% or more of the Voting Power.

     Immediately upon the action of the Board of Directors of the Corporation ordering the exchange of any Rights pursuant to Section 26.1 and without any further action and without any notice, the right to exercise such rights shall terminate and the only right thereafter of the holder of such Rights (other than a holder of Rights that have become null and void pursuant to the provisions of
Section 7.6 hereof) shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Corporation shall promptly give public notice, and shall promptly give notice to the Rights Agent, of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Corporation promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7.6) held by each holder of Rights.

     In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 26, the Corporation shall take all such action as may be necessary to issue additional shares of Common Stock, Preferred Stock and/or Capital Stock Equivalents with an aggregate current market value (as determined by the Board of Directors of the Corporation) equal to the aggregate current market value of a number of shares of Common Stock equal to the Exchange Ratio.

                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the date and year first above written.

                                             ADVANCED TECHNICAL  PRODUCTS,  INC.

Attest:                                      By: /s/ Garrett L. Dominy
                                             Name:  Garrett L.Dominy
                                             Title:Executive Vice  President
                                                   and Chief  Financial  Officer

                                             AMERICAN STOCK  TRANSFER & TRUST
                                                COMPANY as Rights  Agent
                                             By: /s/ Herbert  Lemmer
                                             Name:   Herbert  Lemmer
                                             Title:  Senior Vice  President

                                    Exhibit A

                                     Form of
                   Certificate of Designation, Preferences and
                       Rights of Series RP Preferred Stock

                                       of

                        Advanced Technical Products, Inc.

           (Pursuant to Section 151 of the Delaware General Corporation Law)


     I, Garrett L. Dominy, Executive Vice President and Chief Financial Officer of Advanced Technical Products, Inc. (the 'Corporation'), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY
CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Restated Certificate of Incorporation of the Corporation, the said Board of Directors on March 3, 2000 has adopted the following resolutions creating a series of 600,000 shares of Preferred Stock designated as Series RP Preferred Stock.

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation, the Board of Directors hereby creates a series of Series RP Preferred Stock, with a par value of $1.00 per share, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows (the following provisions being intended to operate in addition to any other provisions of said Restated Certificate of Incorporation applicable to any series of Preferred Stock):

                            Series RP Preferred Stock

     Section 1. Designation, Par Value and Amount. The shares of such series shall be designated as 'Series RP Preferred Stock' (hereinafter referred to as 'Series RP Preferred Stock'), the shares of such series shall be with par value of $1.00 per share, and the number of shares constituting such series shall be 600,000; provided, however, that, if more than a total of 600,000 shares of Series RP Preferred Stock shall be issuable upon the exercise of Rights (the 'Rights') issued pursuant to the Rights Agreement, dated as of March 3, 2000, between the Corporation and American Stock Transfer & Trust Company, as Rights Agent (as amended from time to time, the 'Rights Agreement'), the Board of Directors of the Corporation shall direct by resolution or resolutions that a certificate be properly executed, acknowledged and filed providing for the total number of shares of Series RP Preferred Stock authorized to be issued to be increased (to the extent that the Restated Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of the Rights.

         Section 2.        Dividends and Distributions.

     2.1 Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series RP Preferred Stock with respect to dividends, the holders of shares of Series RP Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of assets legally available for the purpose, quarterly dividends payable in cash on the first business day of March, June, September and December in each year (each such date being referred to herein as a 'Quarterly Dividend Payment Date'), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series RP Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment set forth in Section 6.1, ten (10) times the aggregate per share amount of all cash dividends, and ten (10) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $.01 per share, of the Corporation (the 'Common Stock') or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series RP Preferred Stock.

     2.2 The Corporation shall declare a dividend or distribution on the Series RP Preferred Stock as provided in Section 2.1 above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series RP Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     2.3 Dividends shall begin to accrue and be cumulative on outstanding shares of Series RP Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series RP Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series RP Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series RP Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series RP Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 30 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series RP Preferred Stock shall have the following voting rights:

     3.1 Except as provided in Section 3.3 and subject to the provision for adjustment hereinafter set forth, each share of Series RP Preferred Stock shall entitle the holder thereof to ten (10) votes on all matters submitted to a vote of the stockholders of the Corporation.

     3.2 Except as otherwise provided herein or by law, the holders of shares of Series RP Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     3.3 The following additional provisions shall apply with respect to the voting of shares of Series RP Preferred Stock:

     3.3.1 If, on the date used to determine stockholders of record for any meeting of stockholders for the election of directors, a default in preference dividends (as defined in Section 3.3.5 below) on the Series RP Preferred Stock shall exist, the holders of the Series RP Preferred Stock shall have the right, voting as a class as described in Section 3.3.2 below, to elect two directors (in addition to the directors elected by holders of Common Stock of the Corporation). Such right may be exercised (a) at any meeting of stockholders for the election of directors or (b) at a meeting of the holders of shares of Voting Preferred Stock (as hereinafter defined), called for the purpose in accordance with the Bylaws of the Corporation, until all such cumulative dividends
(referred to above) shall have been paid in full or until non-cumulative dividends have been paid regularly for at least one year.

     3.3.2 The right of the holders of Series RP Preferred Stock to elect two directors, as described above, shall be exercised as a class concurrently with the rights of holders of any other series of Preferred Stock upon which voting rights to elect such directors have been conferred and are then exercisable. The Series RP Preferred Stock and any additional series of Preferred Stock that the

Corporation may issue and that may provide for the right to vote with the foregoing series of Preferred Stock are collectively referred to herein as 'Voting Preferred Stock.'

     3.3.3 Each  director  elected by the holders of shares of Voting  Preferred
Stock  shall be  referred  to  herein as a  'Preferred  Director.'  A  Preferred
Director shall continue to serve as such for a term of one year, except that upon any termination of the right of all holders of Voting Preferred Stock to vote as a class for Preferred Directors, the term of office of Preferred Directors then serving shall terminate. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of a majority of the outstanding shares of Voting Preferred Stock then entitled to vote for the election of directors, present (in person or by proxy) and voting together as a single class (a) at a meeting of the stockholders, or (b) at a meeting of the holders of shares of such Voting Preferred Stock, called for the purpose in accordance with the Bylaws of the Corporation.

     3.3.4 So long as a default in any preference dividends of the Series RP Preferred Stock shall exist or the holders of any other series of Voting Preferred Stock shall be entitled to elect Preferred Directors, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote or written consent of the holders of a majority of the outstanding shares of Voting Preferred Stock then entitled to vote for the election of directors, present (in person or by proxy) and voting together as a single class, at such time as the removal shall be effected. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever (x) no default in preference dividends on the Series RP
Preferred Stock shall exist and (y) the holders of other series of Voting Preferred Stock shall no longer be entitled to elect such Preferred Directors, then the number of directors constituting the Board of Directors of the Corporation shall be reduced by two.

     3.3.5 For purposes hereof, a 'default in preference dividends' on the Series RP Preferred Stock shall be deemed to have occurred whenever the amount of cumulative and unpaid dividends on the Series RP Preferred Stock shall be equivalent to six full quarterly dividends or more (whether or not consecutive), and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all cumulative dividends on all shares of the Series RP Preferred Stock then outstanding shall have been paid through the last Quarterly Dividend Payment Date or until, but only until, non-cumulative dividends have been paid regularly for at least one year.

     3.4 Except as set forth herein (or as otherwise required by applicable law), holders of Series RP Preferred Stock shall have no general or special voting rights and their consent shall not be required for taking any corporate action.

Section 4.  Certain Restrictions.

     4.1 Whenever quarterly dividends or other dividends or distributions payable on the Series RP Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series RP Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     4.1.1 declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series RP Preferred Stock;

     4.1.2 declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series RP Preferred Stock, except dividends paid ratably on the Series RP Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     4.1.3 redeem or purchase or otherwise acquire for consideration (except as provided in Section 4.1.4 below) shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series RP Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series RP Preferred Stock;

     4.1.4 redeem or purchase or otherwise acquire for consideration any shares of Series RP Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series RP Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     4.2 The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4.1, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series RP Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Amendment creating a series of Preferred Stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up.

     6.1 Subject to the prior and superior rights of holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series RP Preferred Stock with respect to rights upon liquidation, dissolution or winding up (voluntary or otherwise), no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series RP Preferred Stock unless, prior thereto, the holders of shares of Series RP Preferred Stock shall have received per share an amount equal to the greater of 10 times $38.00 or 10 times the payment made per share of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the 'Series RP Liquidation Preference'). Following the payment of the full amount of the Series RP Liquidation Preference, no additional distributions shall be made to the holders of shares of Series RP Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the 'Capital Adjustment') equal to the quotient obtained by dividing (i) the Series RP Liquidation Preference by (ii)10 (as appropriately adjusted as set forth in Section 6.3 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) being hereafter referred to as the 'Adjustment Number'). Following the payment of the full amount of the Series RP Liquidation Preference and the Capital Adjustment in respect of all outstanding shares of Series RP Preferred Stock and Common Stock, respectively, holders of Series RP Preferred Stock and holders of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

     6.2 In the event, however, that there are not sufficient assets available to permit payment in full of the Series RP Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series RP Preferred Stock, then such remaining assets shall be distributed ratably to the holders of Series RP Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Capital Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

     6.3 In the event the Corporation shall (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series RP Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number (as appropriately adjusted as set forth in Section 6.3 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

     Section 8. No Redemption. The shares of Series RP Preferred Stock shall not be redeemable.

     Section 9. Ranking. The Series RP Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such other series shall provide otherwise.

     Section 10. Amendment. The Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner that would materially alter or change the powers, preferences or special rights of the Series RP Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series RP Preferred Stock, voting separately as a class.

     Section 11. Fractional Shares. Series RP Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series RP Preferred Stock.

     RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized to execute a Certificate of Designation with respect to the Series RP Preferred Stock pursuant to Section 151 of the General Corporation Law of the State of Delaware and to take all appropriate action to cause such Certificate to become effective, including, but not limited to, the filing and recording of such Certificate with and/or by the Secretary of State of the State of Delaware.
                  [REST OF PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
     IN WITNESS WHEREOF, I have executed and subscribed to this Certificate and do affirm the foregoing as true under penalty of perjury this 3rd day of March, 2000.

                                            ---------------------------------
                                             Garrett  L.   Dominy
                                             Executive   Vice President and
                                                  Chief Financial Officer

--------------------------------------------------------------------------------
                                    Exhibit B

                            Form of Right Certificate

Certificate No. RP-                                                _____ Rights

     NOT EXERCISABLE AFTER MARCH 3, 2010 OR EARLIER IF REDEEMED BY THE CORPORATION. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

                                Right Certificate

                        ADVANCED TECHNICAL PRODUCTS, INC.

     This certifies that __________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 10, 2000 (the 'Rights Agreement'), between Advanced Technical Products, Inc., a Delaware corporation (the 'Corporation'), and American Stock Transfer & Trust Company, a New York corporation (the 'Rights
Agent'), to purchase from the Corporation at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Eastern time, on March 9, 2010 unless the Rights evidenced hereby shall have been previously redeemed by the Corporation, at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one tenth (1/10th) of a fully paid non-assessable share of Series RP Preferred Stock (the 'Preferred Stock') of the Corporation, at a purchase price of $38.00 per one tenth (1/10th) of a share of Preferred Stock (the 'Purchase Price'), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one tenth (1/10th) of a share of Preferred Stock that may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 3, 2000, based on the Preferred Stock as constituted at such date.

     Upon the occurrence of a Section 11.1.2 Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of an Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or from any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the Corporation has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of Section 7.6 of the Rights Agreement, shall become null and void without any further action and no holder hereof shall have any rights whatsoever with respect to such Rights, whether under any provision of the Rights Agreement or otherwise.

     As provided in the Rights Agreement, the Purchase Price and the number of one tenth (1/10th) of a share of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

     This Right Certificate is subject to all of the terms, covenants and restrictions of the Rights Agreement, which terms, covenants and restrictions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Corporation and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Corporation and the office of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the designated office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock or other securities as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $.001 per Right (subject to adjustment as provided in the Rights Agreement) payable in cash.

     No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are one tenth (1/10th) or integral multiples of one tenth (1/10th) of a share of Preferred Stock, or such other fraction as provided for by the adjustment provisions in the Rights Agreement, which may, at the election of the Corporation, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of the Preferred Stock or of any other securities of the Corporation that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal. Dated as of __________, _____.


[SEAL]
ATTEST:
                                        ADVANCED TECHNICAL PRODUCTS, INC.

By ___________________________          By  _______________________________

Name _________________________          Name  _____________________________

Title ________________________          Title  ____________________________

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By    ___________________________

Name  ___________________________

Title ___________________________

--------------------------------------------------------------------------------
                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT
     (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

     FOR VALUE RECEIVED  _____________________________________________________
hereby sells,  assigns and transfers unto ____________________________________
------------------------------------------------------------------------------
                 (Please print name and address of transferee)
------------------------------------------------------------------------------
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney-in-Fact, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.


Dated: __________, _____                 _________________________________
                                         Signature

Signature Guaranteed:

________________________

     Signatures must be guaranteed by an 'Eligible Guarantor Institution' as defined in Rule 17Ad-15 (or any successor rule or regulation) promulgated pursuant to the Securities Exchange Act of 1934, as amended (this term means, in general, banks, stock brokers, savings and loan associations, and credit unions, in each case with membership in an approved signature guarantee medallion program).

     The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate, and (3) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

                                        ______________________________________
                                        Signature

--------------------------------------------------------------------------------
             Form of Reverse Side of Right Certificate -- continued

                          FORM OF ELECTION TO PURCHASE

     (To be executed by the registered holder if such holder desires to exercise Rights represented by the Right Certificate)

To the Rights Agent:

     The undersigned hereby irrevocably elects to exercise ______________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock, shares of Common Stock or other securities be issued in the name of:

     Please insert social security number
or other identifying number __________________________________________________
______________________________________________________________________________
                         (Please print name and address)

     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security number
or other  identifying  number _________________________________________________
_______________________________________________________________________________
                        (Please print name and address)

Dated:   __________, _____

                                           __________________________________
                                           Signature
Signature Guaranteed:

_______________________________

     Signatures must be guaranteed by an 'Eligible Guarantor Institution' as defined in Rule 17Ad-15 (or any successor rule or regulation) promulgated pursuant to the Securities Exchange Act of 1934, as amended (this term means, in general, banks, stock brokers, savings and loan associations, and credit unions, in each case with membership in an approved signature guarantee medallion program).

--------------------------------------------------------------------------------
     Form of Reverse Side of Right Certificate -- continued

     The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred by or on behalf of any such Acquiring Person, Affiliate or Associate, and (3) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).


                                             _________________________________
                                             Signature


                                             Notice

     The signature on the foregoing Forms of Assignment and Election and certificates must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Corporation and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Right Agreement) and such Assignment or Election to Purchase will not be honored.

--------------------------------------------------------------------------------
                                                                       Exhibit C

                        ADVANCED TECHNICAL PRODUCTS, INC.
                             200 Mansell Court East
                                    Suite 505
                                Roswell, GA 30076

                                     FORM OF
                          SUMMARY OF RIGHTS TO PURCHASE
                           SERIES RP PREFERRED SHARES

     The Board of Directors (the 'Board') of Advanced Technical Products, Inc. (the 'Corporation') has declared a dividend distribution of one preferred share purchase right (a 'Right') for each outstanding share of Common Stock (the 'Common Stock') of the Corporation. The dividend is payable to the stockholders of record on March 10, 2000 (the 'Record Date'), and with respect to shares of Common Stock issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to shares of Common Stock issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one tenth (1/10th) of a share of Series RP Preferred Stock, $1.00 par value per share (the 'Preferred Stock'), of the Corporation at a price of $38.00 per one tenth (1/10th) of a share of Preferred Stock (the 'Purchase Price'), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the 'Rights Agreement') between the Corporation and American Stock Transfer & Trust Company, as Rights Agent (the 'Rights Agent'), dated as of March 3, 2000.

     Initially, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate certificates representing the Rights ('Right Certificates') will be distributed. The Rights will separate from the Common Stock upon the earliest to occur of (i) a person or group of affiliated or associated persons having acquired, without the prior approval of the Corporation's Board of Directors, beneficial ownership of 15% or more of the outstanding shares of Common Stock (except pursuant to a Permitted Offer, as hereinafter defined) or (ii) 10 days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person (as hereinafter defined) (the 'Distribution Date'). A person or group whose acquisitions of shares of Common Stock cause a Distribution Date pursuant to clause (i) above is an 'Acquiring Person,' with certain exceptions as set forth in the Rights Agreement. The date that a person or group is first publicly announced to have become such by the Corporation or such Acquiring Person is the 'Shares Acquisition Date.'

     The Rights Agreement provides that neither The Veritas Capital Fund, L.P. nor any of its affiliates shall be an Acquiring Person solely by reason of being a party to the January 2000 Agreement and Plan of Merger, dated as of January 28, 2000, by and among the Corporation, ATP Acquisition Corp. and ATP Holding Corp. or by reason of the existence of such agreement.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the associated shares of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, Right Certificates will be mailed to the holders of record of the shares of Common Stock as of the Close of Business (as defined in the Rights Agreement) on the Distribution Date (and to each initial record holder of certain shares of Common Stock issued after the Distribution
Date), and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 9, 2010, unless earlier redeemed by the Corporation as described below.

     In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding shares of Common Stock at a price and on terms which a majority of certain members of the Board determines to be adequate and in the best interests of the Corporation, its stockholders and other relevant constituencies, other than such Acquiring Person, its affiliates and associates (a 'Permitted Offer')), each holder of a Right will thereafter have the right (the 'Flip-In Right') to receive, upon exercise, the number of shares of Common Stock (or, in certain circumstances, of one tenth (1/10th) of a share of Preferred Stock or other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. The Board has the option, at any time after any person becomes an Acquiring Person, to exchange all or part of the then-exercisable Rights (excluding those that have become void, as described in the immediately preceding sentence) for shares of Common Stock, at an exchange ratio determined by dividing the then-applicable Purchase Price by the then-current market price per share of Common Stock as determined in accordance with the Rights Agreement. However, this option generally terminates if any person becomes the beneficial owner of 50% or more of the shares of Common Stock.

     In the event that, at any time following the Shares Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding shares of Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Corporation's assets or earning power is sold or transferred, in either case with or to (x) an Acquiring Person or any affiliate or associate thereof or (y) any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or (z) if, in such transaction, all holders of shares of Common Stock are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the 'Flip-Over Right') to receive, upon exercise, common shares of the acquiring company (or, in certain circumstances, its parent), having a value equal to two times the exercise price of the Right. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

     The Purchase Price payable, and the number of shares of Preferred Stock, shares of Common Stock or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of shares of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred Stock or (iii) upon the distribution to holders of shares of the Preferred Stock or evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of one tenth (1/10th) of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend per share of 10 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of shares of the Preferred Stock will be entitled to a minimum preferential liquidation payment per share in an amount equal to the greater of $38.00 or 10 times the payment made per share of Common Stock plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the 'Series RP Liquidation Preference'); thereafter, and after the holders of shares of the Common Stock receive a liquidation payment of an amount equal to the quotient obtained by dividing the Series RP Liquidation Preference by 10 (subject to certain adjustments for stock splits, stock dividends and recapitalizations with respect to the Common Stock), the holders of shares of the Preferred Stock and the holders of the Common Stock will share the remaining assets in the ratio of 10 to 1 (as adjusted) for each share of Preferred Stock and Common Stock so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 10 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions. In the event that the amount of accrued and unpaid dividends on the Preferred Stock is equivalent to six full quarterly dividends or more, the holders of shares of the Preferred Stock shall have the right, voting as a class, to elect two directors in addition to the directors elected by the holders of shares of the Common Stock until all cumulative dividends on the Preferred Stock have been paid or set apart for payment through the last quarterly dividend payment date. No fractional shares of Preferred Stock will be issued (other than fractions which are one tenth (1/10th), or integral multiples of one tenth (1/10th) of a share of Preferred Stock, which may, at the election of the Corporation, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

     At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, the Corporation may redeem the Rights in whole, but not in part, at a price (payable in cash or, at the Corporation's election, in Common Stock) of $.001 per Right (the 'Redemption Price'), which redemption shall be effective upon the action of the Board. Additionally, following the Shares Acquisition Date, the Corporation may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Corporation in which all holders of shares of Common Stock are treated alike but not involving an Acquiring Person or its affiliates or associates.

     Other than those provisions relating to the rights, duties and obligations of the Rights Agent, all of the provisions of the Rights Agreement may be amended by the Board of Directors of the Corporation prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors of the Corporation in order to cure any ambiguity, defect or inconsistency, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Corporation. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

1.     Certain Definitions....................................................1

2.     Appointment Of Rights Agent............................................7

3.     Issuance Of Right Certificates.........................................7

4.     Form Of Right Certificate...........................................  10

5.     Countersignature And Registration.....................................12

6. Transfer, Split-Up, Combination And Exchange Of Right Certificates; Mutilated, Destroyed,Lost Or Stolen Right
       Certificates..........................................................12

7.     Exercise Of Rights; Purchase Price; Expiration Date Of Rights.........13

8.     Cancellation And Destruction Of Right Certificates....................16

9.     Reservation And Availability Of Preferred Stock.......................17

10.    Preferred Stock Record Date...........................................18

11.    Adjustment Of Purchase Price, Number And Kind Of Shares Or
       Number Of Rights......................................................19

12.    Certificate Of Adjusted Purchase Price Or Number Of Shares............29

13.    Consolidation, Merger Or Sale Or Transfer Of Assets Or Earning Power..30

14.    Fractional Rights And Fractional Shares...............................34

15.    Rights Of Action......................................................36

16.    Agreement Of Right Holders............................................36

17.    Right Certificate Holder Not Deemed A Stockholder.....................37

18.    Concerning The Rights Agent...........................................39

19.    Merger Or Consolidation Or Change Of Name Of Rights Agent.............40

20.    Duties Of Rights Agent................................................40

21.    Change Of Rights Agent................................................43

22.    Issuance Of New Right Certificates....................................45

23.    Redemption And Termination............................................45

24.    Notice Of Certain Events..............................................47

25.    Miscellaneous.........................................................48

26.    Exchange..............................................................52

--------------------------------------------------------------------------------
                                                                   Exhibit 99.1

--------------------------------------------------------------------------------
     ATP Announces New President of Alcore Subsidiary; Anticipates Adjustment of 1999 Operating Results and Adopts Stockholder Rights Plan

     ROSWELL, Ga., March 3 /PRNewswire/ -- Advanced Technical Products, Inc. (Nasdaq: ATPX - news), today announced that effective March 1, 2000, the President and Chief Financial Officer of its Alcore subsidiary were terminated. Alan Baldwin, an ATP Board member and the previous CEO and Chairman of the Board of Lunn Industries, Inc., has been named as the new President of Alcore.

     The Company also announced that as a result of its ongoing review of the books and records of its Alcore subsidiary, the Company anticipates recording material adjustments to its operating results that could eliminate any earnings reported during the first nine months of 1999. The anticipated adjustments at Alcore are expected to reflect, among other things, charges for the reversal of sales previously booked before shipments had been made, reversal of capital items that were inappropriately recorded and the reduction of the carrying value of certain inventory. The Company indicated that its investigation is continuing and final results for 1999 will be reported when the independent auditors complete their audit.

     The Board of Directors of the Company has adopted a Stockholder Rights Plan to assist ATP's stockholders in realizing fair value and equal treatment in the event of any attempted unsolicited takeover of the company and to protect the company and its stockholders against coercive takeover tactics.

     Under the Stockholder Rights Plan, a dividend of one Preferred Stock Purchase Right is being declared for each share of common stock outstanding at the close of business on the record date, March 10, 2000. No separate certificates evidencing the rights will be issued unless and until they become exercisable.

     The rights generally will not become exercisable until a person or group acquires 15 percent or more of ATP common stock in a transaction that is not approved in advance by the Board of Directors. In that event, each right will entitle the holder, other than the unapproved acquirer and its affiliates, to acquire, by payment of the then-applicable exercise price, initially $38, subject to adjustment, shares of ATP common stock with a market value equal to two times the exercise price. In addition, if the rights were triggered by such a non-approved attempted acquisition and ATPX were thereafter to be acquired in a merger in which all stockholders were not treated alike, stockholders with unexercised rights, other than the unapproved acquirer and its affiliates, would be entitled to purchase common stock of the acquirer with a value of twice the exercise price of the rights.

     The company's Board of Directors may redeem the rights for a nominal amount at any time prior to an event that causes the rights to become exercisable. The rights will expire on March 9, 2010.

     ATP designs, develops and manufactures advanced composite based materials and products from continuous high strength fibers which optimize structural performance while minimizing the components' weight. ATP believes it is one of a very few with the ability to utilize multiple processes, such as, autoclave lamination, filament winding, resin transfer molding and metal bonding. Using these processes, the Company manufactures products for the aerospace and defense markets, as well as for commercial applications including oil and gas tubulars and fuel tanks for Natural Gas Vehicles. The Company is also a leader in the development and production of chemical defense systems.

     This press release includes forward-looking statements regarding the present intentions and expectations of management of ATP. Certain factors beyond ATP's control could cause results to differ materially from those in these forward-looking statements. Among these risk factors are the possibility that the sale of Advanced Technical Products may not close due to the failure to satisfy certain conditions including the satisfactory completion of certain regulatory, third party and stockholder approval. Other risk factors include general market conditions, dependence on the aerospace and defense industries, the level of military expenditures and competition in the markets for ATP's products, are more fully described in ATP's Form 10-K and other documents filed with the Securities and Exchange Commission.

SOURCE: Advanced Technical Products, Inc.